UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2026

Fifth Era Acquisition Corp I

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42539	36-5108801
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 1093 Boundary Hall

Cricket Square, Grand Cayman

KY1-1102, Cayman Islands

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +1 (345) 814-5726

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one right	FERAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	FERA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-tenth (1/10) of one Class A ordinary share upon the consummation of the initial business combination	FERAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

(a) Resignation of Chief Financial Officer.

On May 8, 2026, Christopher Linn informed the Board of Directors (the “Board”) of Fifth Era Acquisition Corp I, a Cayman Islands corporation (the “Company”), of his resignation as the Company’s Chief Financial Officer. The Board accepted Mr. Linn’s resignation effective immediately.

Mr. Linn’s resignation was not the result of any disagreement with the Company regarding its operations, policies or practices, including any matter relating to the Company’s financial reporting or accounting practices.

(b) Appointment of New Chief Financial Officer.

On May 8, 2026, the Board appointed Christopher Nelson as the Company’s Chief Financial Officer, effective immediately. Mr. Nelson, age 29, has supported the Company’s accounting, finance and reporting functions since the Company’s IPO and performed similar functions for the management team’s prior SPAC from 2021 to 2024.

Mr. Nelson previously served as an Investment Associate, then as Head of Research and later as Director of Finance at Fifth Era Partners, formerly Blockchain Coinvestors, a venture capital firm focused on early-stage blockchain and artificial intelligence investments, where he had significant responsibility for investment research, evaluation of prospective investments, financial planning and firm operations, beginning in 2021. Prior to joining Fifth Era Partners, Mr. Nelson consulted on executive and board compensation at Mercer, a Marsh McLennan company, beginning in 2019. Mr. Nelson received a Bachelor of Business Administration from the Olin Business School at Washington University in St. Louis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH ERA ACQUISITION CORP I

Date: May 14, 2026	By:	/s/ Mitchell Mechigian
		Name:	Mitchell Mechigian
		Title:	Chief Executive Officer

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